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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                  FORM 8-K/A
                               (Amendment No. 1)



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  April 17, 2002

                           SOURCECORP, INCORPORATED

            (Exact name of registrant as specified in its charter)


        DELAWARE                    0-27444                    75-2560895

    (State or other         (Commission File Number)        (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)


                              3232 McKinney Avenue
                                   Suite 1000
                              Dallas, Texas 75204
                     (Address of principal executive offices)


                                (214) 740-6500
                          (Registrant's Telephone No.)

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Explanatory Note:

This Amendment No. 1 to Form 8-K dated April 17, 2002, is being filed to amend Item 7 of such Form 8-K to include an updated letter from Arthur Andersen LLP as Exhibit 16.2

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

    (a)  Financial Statements

         Not applicable

    (b)  Pro Forma Financial Information

         Not applicable

    (c)  Exhibits

         Exhibit Number  Description
         --------------  -----------
              16.1       Letter from Arthur Andersen LLP dated April 18, 2002
                         (incorporated by reference to Exhibit 16.1 to Form 8-K
                         of SOURCECORP, Incorporated, dated April 17, 2002)

              16.2       Letter from Arthur Andersen LLP dated April 18, 2002.





                                       2
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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SOURCECORP, Incorporated



Dated:  April 24, 2002                 By: /s/ Ed H. Bowman, Jr.
                                          -------------------------------------
                                          Ed H. Bowman, Jr.
                                          President and Chief Executive Officer


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                                 EXHIBIT INDEX

 Item
Number  Description
------  -----------
 16.1   Letter from Arthur Andersen LLP dated April 18, 2002 (incorporated by reference to Exhibit 16.1 to Form 8-K of SOURCECORP, Incorporated, dated
        April 17, 2002)

 16.2   Letter from Arthur Andersen LLP dated April 18, 2002.